UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock World Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2011

Date of reporting period: 06/30/2011

Item 1 – Report to Stockholders

June 30, 2011

Semi-Annual Report (Unaudited)

BlackRock World Income Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Dear Shareholder

The recent downgrade of US long-term debt by Standard & Poor’s marked an historic event for financial markets. Stocks tumbled in the days before and after the announcement on August 5 as investors contemplated the pervasiveness of the lower US credit rating across asset classes and the future direction of the global economy. BlackRock was well prepared for the possibility of a downgrade and the firm had no need to execute any forced selling of securities in response to the S&P action. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets.

The pages that follow reflect your mutual fund’s reporting period ended June 30, 2011. Accordingly, the below discussion is intended to provide you with perspective on the performance of your investments during that period.

Economic conditions in the second quarter of 2011 were strikingly similar to the scenario of the same quarter last year. The sovereign debt crisis in Europe, tightening monetary policy in China and a global economic slowdown were again the key concerns that drove investors away from risky assets. The second-quarter correction in 2010 was significant, but markets were revived toward the end of the summer as positive economic news and robust corporate earnings whetted investor appetite for yield. The global economy had finally gained traction and investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board (the “Fed”). Stock markets rallied despite the ongoing European debt crisis and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industry supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded from each of these events as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Global credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors responded to the Fed’s early 2011 reaffirmation that it will keep interest rates low.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis was not over. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt. This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions in Japan finally caught up with economic data. Investors pulled back from riskier assets and stocks generally declined throughout most of May and June, but year-to-date performance in global equity markets was positive, and 12-month returns were remarkably strong. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up). Continued low short-term interest rates kept yields on money market securities near their all-time lows.

“Markets generally moved higher despite heightened volatility during the reporting period.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2011	6-month	12-month
US large cap equities
(S&P 500® Index)	6.02%	30.69%
US small cap equities
(Russell 2000® Index)	6.21	37.41
International equities
(MSCI Europe, Australasia,
Far East Index)	4.98	30.36
Emerging market equities
(MSCI Emerging Markets Index)	0.88	27.80
3-month Treasury bill
(BofA Merrill Lynch 3-Month
Treasury Bill Index)	0.08	0.16
US Treasury securities
(BofA Merrill Lynch 10-Year
US Treasury Index)	3.26	1.88
US investment grade bonds
(Barclays Capital US Aggregate
Bond Index)	2.72	3.90
Tax-exempt municipal bonds
(Barclays Capital Municipal
Bond Index)	4.42	3.48
US high yield bonds
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)	4.98	15.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2011

Investment Objective

BlackRock World Income Fund, Inc.’s (the “Fund”) investment objective seeks high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30,2011,the Fund underperformed its benchmark, the J.P. Morgan Global Government Bond Broad Index.

What factors influenced performance?

•

The Fund’s currency positions detracted from performance relative to the benchmark. The Fund was structurally overweight to the US dollar, which suffered another round of weakness during the period, and underweight to the euro, which was surprisingly resilient throughout the latest bout of sovereign debt stress in peripheral European countries.

•

The Fund’s overall yield curve-flattening bias had a negative impact on performance later in the period when the 30-year portion of the US dollar yield curve lagged the interest rate rally, which steepened the curve.

•

The Fund’s long positions in spread sectors, most notably emerging market debt, financials, capital securities and taxable municipals aided performance as credit markets remained firm despite a correction in equity markets earlier in the period. The Fund also benefited from its positions in global inflation-linked securities, as spiking oil prices pushed inflation expectations markedly higher.

Describe recent portfolio activity.

•

During the six-month period, we reduced the Fund’s overall portfolio duration, primarily by further underweighting the five- and ten-year parts of the US dollar market. In emerging markets, we reduced some holdings of USD-denominated debt in favor of local market bonds in Poland, South Africa and Mexico.

•

We increased the Fund’s long duration position in the sterling and Australian dollar markets and initiated a long duration position in the Canadian dollar market. We believe both the Australian and Canadian central banks will be hesitant to raise interest rates given the heightened uncertainty about growth rates in developed markets. The Australian economy, in particular, is at a much more advanced stage of its economic cycle as compared to Europe and the United States.

Describe portfolio positioning at period end.

•

As of period end, the Fund maintained an overall short duration bias, mostly through holding short-dated maturities. We have observed high correlations between interest rates and credit markets recently, resulting in limited opportunities for sector rotation in the Fund. We are looking for breaks in correlations before we raise the level of credit risk in the Fund. The Fund ended the period with an overweight in short-duration high yield debt and exposure to local and external emerging market debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including swaps, financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends.

[3]	This unmanaged index measures the performance of leading government bond markets based on total return in US currency.

Performance Summary for the Period Ended June 30, 2011

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.18%	0.22%	1.06%	N/A	5.47%	N/A	6.96%	N/A
Investor A	3.72	(0.06)	0.65	(3.37)%	5.23	4.38%	6.69	6.25%
Investor B	3.28	(0.32)	0.14	(3.77)	4.69	4.35	6.13	6.13
Investor C	3.02	(0.44)	(0.12)	(1.09)	4.45	4.45	5.91	5.91
Investor C1	3.27	(0.17)	0.26	(0.72)	4.66	4.66	6.09	6.09
J.P. Morgan Global Government Bond Broad Index	—	3.92	10.45	N/A	7.36	N/A	8.08	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Investor C1 Shares are only available through dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2011 and held through June 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,002.20	$5.31	$1,000.00	$1,019.49	$5.36	1.07%
Investor A	$1,000.00	$999.40	$6.40	$1,000.00	$1,018.40	$6.46	1.29%
Investor B	$1,000.00	$996.80	$9.06	$1,000.00	$1,015.72	$9.15	1.83%
Investor C	$1,000.00	$995.60	$10.19	$1,000.00	$1,014.58	$10.29	2.06%
Investor C1	$1,000.00	$998.30	$9.22	$1,000.00	$1,015.57	$9.30	1.86%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	7

Portfolio Information

As of June 30, 2011

Portfolio Composition	Percent of Long-Term Investments
Foreign Agency Obligations	49%
Corporate Bonds	39
U.S. Treasury Obligations	6
Non-Agency Mortgage-Backed Securities	2
Asset-Backed Securities	2
Preferred Securities	1
Taxable Municipal Bonds	1

Geographic Allocation	Percent of Long-Term Investments
United States	20%
United Kingdom	10
Australia	6
Italy	6
Ireland	5
Germany	5
South Africa	5
Spain	5
France	4
Netherlands	4
South Korea	4
Luxembourg	4
Japan	3
Mexico	3
Sweden	2
Canada	2
Denmark	2
Other[1]	10

[1]	Other includes a 1% holding in each of the following countries: Portugal, Poland, Cayman Islands, Belgium, Turkey, Finland, Kazakhstan, Switzerland, New Zealand and Qatar.

8	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Schedule of Investments June 30, 2011 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
France — 0.2%
Auto ABS Compartiment, Series 2007-1, Class A, 1.49%, 2/25/19 (a)	EUR	196	$283,106
Ireland — 0.2%
Cars Alliance, Series 2007-1, Class A, 1.39%, 10/08/23 (a)		204	295,314
Italy — 0.2%
COMP, Series 2007-2, Class A, 1.49%, 10/25/20 (a)		191	273,838
Luxembourg — 0.5%
Bumper 2 SA, Series 2011-2, Class A, 2.57%, 2/23/23 (a)		500	728,700
Netherlands — 0.2%
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16		243	354,265
United States — 0.4%
Capital One Multi-Asset Execution Trust, Series 4-3C, 6.63%, 4/19/17 (a)	GBP	300	500,442
Total Asset-Backed Securities — 1.7%			2,435,665

Common Stocks	Shares
Canada — 0.1%
Ainsworth Lumber Co. Ltd. (b)(c)	47,014	124,305
Total Common Stocks — 0.1%		124,305

Corporate Bonds	Par (000)
Australia — 0.4%
Commonwealth Bank of Australia, 5.75%, 12/17/13	AUD	500	537,560
Canada — 1.2%
Air Canada, 10.13%, 8/01/15 (b)	CAD	395	424,919
CDP Financial, Inc., 3.00%, 11/25/14 (b)	USD	1,300	1,352,313
			1,777,232
Cayman Islands — 1.1%
Petrobras International Finance Co., 3.88%, 1/27/16		1,610	1,639,492

Corporate Bonds	Par (000)		Value
Denmark — 1.5%
Nykredit Realkredit A/S, Series 01E, 4.00%, 10/01/41	DKK	11,375	$2,052,339
TDC A/S, 6.50%, 4/19/12	EUR	105	157,127
			2,209,466
Europe — 2.7%
European Investment Bank:
6.50%, 8/07/19	AUD	1,875	2,040,498
6.00%, 8/06/20		620	648,418
VTB Bank OJSC Via VTB Capital SA, 6.88%, 5/29/18	USD	1,040	1,113,840
			3,802,756
France — 1.5%
BNP Paribas, 0.45%, 4/27/17 (a)		1,000	977,818
Credit Agricole Covered Bonds, 3.50%, 7/21/14	EUR	250	369,945
Société Générale, 1.61%, 6/07/17 (a)		550	771,006
			2,118,769
Germany — 1.5%
Dexia Kommunalbank Deutschland AG, 1.63%, 10/21/13		107	151,659
Duesseldorfer Hypothekenbank AG, 1.00%, 8/04/11		740	1,072,666
HSH Nordbank AG, 4.38%, 2/14/17 (a)		50	52,604
Pernod-Ricard SA, 5.00%, 3/15/17		300	435,780
Unitymedia Hessen GmbH & Co. KG, 8.13%, 12/01/17 (b)		250	379,758
			2,092,467
Ireland — 3.0%
DEPFA ACS Bank, 4.20%, 11/30/12	CAD	250	255,954
Governor & Co. of the Bank of Ireland, 2.75%, 3/02/12 (b)	USD	2,300	2,156,448
Irish Life & Permanent Group Holdings Plc, 3.60%, 1/14/13 (b)		975	819,691
Smurfit Kappa Acquisitions, 7.25%, 11/15/17 (b)	EUR	300	444,833
Talisman Finance PLC, Series 7, Class A, 1.53%, 4/22/17 (a)		545	679,661
			4,356,587
Italy — 0.5%
Intesa Sanpaolo SpA, 5.75%, 5/28/18 (a)		450	662,597
Japan — 0.3%
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14		400	485,800

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
BUBOR	Budapest InterBank Offered Rate
CAD	Canadian Dollar
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
EURIBOR	Euro InterBank Offered Rate
GBP	British Pound
GO	General Obligation Bonds
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Kazakhstan — 0.6%
KazMunaiGaz Finance Sub BV, 7.00%, 5/05/20 (b)	USD	800	$881,120
Luxembourg — 0.7%
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	120	164,012
RSHB Capital SA for OJSC Russian Agricultural Bank, 9.00%, 6/11/14	USD	770	880,687
			1,044,699
Mexico — 0.6%
Petroleos Mexicanos, 6.50%, 6/02/41 (b)		800	811,718
Netherlands — 2.9%
ABN Amro Bank NV, Series E, 3.75%, 7/15/14	EUR	300	448,643
ELM BV for Swiss Life Insurance & Pension Group, 5.85% (a)(d)		600	717,824
ELM BV for Swiss Reinsurance Co., 5.25% (a)(d)		250	319,040
VimpelCom Holdings BV, 7.50%, 3/01/22	USD	730	730,730
Waha Aerospace BV, 3.93%, 7/28/20		1,629	1,649,616
Ziggo Finance BV, 6.13%, 11/15/17 (b)	EUR	250	356,193
			4,222,046
New Zealand — 0.6%
ANZ National International Ltd., 3.25%, 4/02/12 (b)	USD	775	791,659
Republic of Korea — 0.1%
POSCO, 5.25%, 4/14/21 (b)		200	202,117
Spain — 0.5%
Santander Issuances S.A Unipersonal, 1.77%, 3/23/17 (a)	EUR	200	277,621
Telefonica Emisiones SAU, 5.46%, 2/16/21	USD	400	406,071
			683,692
Sweden — 0.5%
Svenska Handelsbanken AB, 2.88%, 9/14/12 (b)		750	766,168
Switzerland — 0.4%
UBS AG, Series DPNT, 5.88%, 12/20/17		500	548,485
United Kingdom — 4.3%
Aviva PLC, 5.75%, 11/14/21 (a)	EUR	300	436,133
Barclays Bank PLC, 1.63%, 5/30/17 (a)		600	842,960
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	505	692,978
FCE Bank Plc:
7.13%, 1/16/12	EUR	250	368,519
7.13%, 1/15/13		400	600,362
9.38%, 1/17/14		50	79,758
HBOS PLC, 0.45%, 9/30/16 (a)	USD	450	408,100
Lloyds TSB Bank PLC, 6.25%, 4/15/14	EUR	150	229,782
Northern Rock Plc, 5.63%, 6/22/17 (b)	USD	800	841,785
Old Mutual PLC, 4.50%, 1/18/17 (a)	EUR	150	214,727
The Royal Bank of Scotland PLC, 6.38%, 4/29/14	GBP	250	429,052
Virgin Media Secured Finance Plc:
7.00%, 1/15/18		303	514,262
5.50%, 1/15/21 (b)		285	450,550
			6,108,968

Corporate Bonds	Par (000)		Value
United States — 10.0%
Ally Financial, Inc., 6.88%, 9/15/11	USD	930	$936,975
Altria Group, Inc.:
9.25%, 8/06/19		108	140,826
10.20%, 2/06/39		157	225,179
CF Industries, Inc., 6.88%, 5/01/18		185	209,744
CSC Holdings, Inc., 6.75%, 4/15/12		825	848,719
Chesapeake Energy Corp., 6.13%, 2/15/21		530	536,625
Comcast Corp., 6.40%, 3/01/40		515	551,165
Cox Communications, Inc., 8.38%, 3/01/39 (b)		410	536,112
Cricket Communications, Inc., 10.00%, 7/15/15		285	307,087
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		400	436,448
DISH DBS Corp.:
7.00%, 10/01/13		345	370,444
6.63%, 10/01/14		230	242,075
Dollar General Corp., 10.63%, 7/15/15		290	305,933
Domtar Corp., 9.50%, 8/01/16		130	159,250
El Paso Natural Gas Co., 8.63%, 1/15/22		700	905,162
Georgia-Pacific LLC (b):
8.25%, 5/01/16		275	311,729
5.40%, 11/01/20		190	193,635
Jabil Circuit, Inc., 7.75%, 7/15/16		350	387,625
Kraft Foods, Inc.:
5.38%, 2/10/20		725	792,569
6.50%, 11/01/31		100	113,877
Lincoln National Corp., 6.25%, 2/15/20		585	643,426
MetLife, Inc., 6.75%, 6/01/16		549	639,011
NewPage Corp., 11.38%, 12/31/14		730	680,725
News America, Inc., 6.40%, 12/15/35		250	261,441
Oracle Corp., 5.38%, 7/15/40 (b)		400	404,473
Pemex Project Funding Master Trust, Series 13, 6.63%, 6/15/35		760	801,058
Prudential Financial, Inc., 3.88%, 1/14/15		300	313,133
Qwest Communications International, Inc., Series B, 7.50%, 2/15/14		360	365,400
Reynolds Group Issuer, Inc., 8.50%, 10/15/16 (b)	EUR	300	450,271
Southwestern Energy Co., 7.50%, 2/01/18	USD	410	466,375
Time Warner Cable, Inc., 5.88%, 11/15/40		295	291,155
Verizon Communications, Inc., 6.90%, 4/15/38		500	573,576
			14,401,223
Total Corporate Bonds — 34.9%			50,144,621

Foreign Agency Obligations
Australia Government Bond, Series 25C1, 3.00%, 9/20/25	AUD	1,416	1,691,628
Belgium Government Bond, Series 59, 2.75%, 3/28/16	EUR	1,115	1,577,125
Bundesrepublik Deutschland Bundesobligation, 2.25%, 4/15/13		2,424	3,627,825
Colombia Government International Bond, 7.38%, 9/18/37	USD	590	743,400
Dominican Republic International Bond, 9.04%, 1/23/18		219	245,920
El Salvador Government International Bond, 7.63%, 2/01/41 (b)		580	594,500
Eskom Holdings Ltd., 5.75%, 1/26/21 (b)		700	724,500

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
France Government Bond OAT, 4.50%, 4/25/41	EUR	980	$1,492,488
Indonesia Government International Bond, 7.50%, 1/15/16 (b)	USD	350	413,875
Inflation Linked Korea Treasury Bond, 2.75%, 3/10/17	KRW	1,743,583	1,747,609
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	400	386,272
Ireland Government Bond:
4.00%, 1/15/14	EUR	498	574,080
5.00%, 10/18/20		2,145	1,963,983
Italy Buoni Poliennali Del Tesoro:
3.00%, 2/01/20		1,410	1,986,743
4.50%, 2/01/20		750	1,082,718
4.00%, 9/01/20		1,493	2,062,254
5.00%, 8/01/39		694	924,080
5.00%, 9/01/40		835	1,106,546
Japan Government Fifteen Year Bond, Series 39, 0.86%, 3/20/21 (a)	JPY	100,000	1,279,424
Japan Government Twenty Year Bond, Series 99, 2.10%, 12/20/27		202,500	2,648,988
Korea Treasury Bond, Series 1409, 5.00%, 9/10/14	KRW	3,203,000	3,090,969
Kreditanstalt fuer Wiederaufbau:
5.50%, 8/08/13	AUD	500	540,436
4.13%, 7/04/17	EUR	310	475,873
Landwirtschaftliche Rentenbank, 4.88%, 2/21/20	CAD	490	531,615
Lithuania Government International Bond, 7.38%, 2/11/20 (b)	USD	428	495,410
MDC-GMTN BV, 5.75%, 5/06/14		340	370,600
Mexican Bonos:
9.50%, 12/18/14	MXN	8,666	824,103
Series M 10, 7.75%, 12/14/17		17,675	1,612,511
New South Wales Treasury Corp., Series C1B1, 2.75%, 11/20/25	AUD	3,640	4,202,512
Nordic Investment Bank, 6.00%, 8/20/14		950	1,036,366
Poland Government International Bond:
3.88%, 7/16/15	USD	740	765,160
5.13%, 4/21/21		980	1,013,075
Portugal Obrigações do Tesouro OT:
5.45%, 9/23/13	EUR	1,250	1,556,826
6.40%, 2/15/16		250	282,000
4.20%, 10/15/16		190	188,450
4.95%, 10/25/23		190	165,372
Qatari Diar Finance QSC, 5.00%, 7/21/20 (b)	USD	745	763,625
Queensland Treasury Corp., Series 17, 6.00%, 9/14/17	AUD	1,595	1,773,194
Republic of Indonesia, 4.88%, 5/05/21 (b)	USD	670	685,913
Republic of South Africa, 13.50%, 9/15/15	ZAR	18,540	3,318,490
Société Financement de l’Economie Française, 3.38%, 5/05/14 (b)	USD	955	1,012,901
South Africa Government Bond, Series R207, 7.25%, 1/15/20	ZAR	10,095	1,382,614
South Africa Government International Bond:
6.88%, 5/27/19	USD	220	262,350
5.50%, 3/09/20		1,020	1,114,350

Foreign Agency Obligations	Par (000)		Value
Spain Government Bond:
3.15%, 1/31/16	EUR	1,325	$1,808,467
4.85%, 10/31/20		1,999	2,792,751
4.70%, 7/30/41		812	971,208
Sweden Government Bond, 4.50%, 8/12/15	SEK	12,650	2,152,772
Republic of Turkey, 6.75%, 4/03/18	USD	400	454,480
Turkey Government International Bond, 7.00%, 6/05/20		600	690,600
United Kingdom Gilt:
4.75%, 12/07/38	GBP	2,937	5,088,390
4.25%, 12/07/40		560	893,254
Total Foreign Agency Obligations — 48.1%			69,190,595

Non-Agency Mortgage-Backed Securities
Japan — 0.1%
JLOC, Ltd., Series 37A, Class A1, 0.42%, 1/15/15 (a)(b)	JPY	12,545	138,688
United Kingdom — 0.2%
Arkle Master Issuer Plc, Series 2006-1X, Class 5A1, 1.53%, 2/17/52 (a)	EUR	155	222,780
United States — 1.5%
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A4, 5.44%, 9/15/34	USD	102	101,772
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 5.04%, 1/25/35 (a)		185	185,794
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2, 5.05%, 12/12/34		500	520,023
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A1, 5.28%, 11/15/38		54	54,518
Merrill Lynch Mortgage Trust, Series 2002MW1, Class A4, 5.62%, 7/12/34		827	844,882
Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class A3, 6.50%, 11/13/36		300	301,106
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 3A2, 5.96%, 8/25/46 (a)		252	219,237
			2,227,332
Total Non-Agency Mortgage-Backed Securities — 1.8%			2,588,800

Other Interests (e)	Beneficial Interest (000)
United States — 0.1%
Adelphia Escrow	575		6
Stanley Martin, Class B Membership Units (f)	—	(g)	187,500
Total Other Interests — 0.1%			187,506

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Securities

Capital Trust		Par (000)	Value
Netherlands — 0.3%
Rabobank Nederland NV, 11.00% (b)(d)	USD	400	$510,400
Switzerland — 0.2%
UBS Capital Securities Ltd., 8.84% (d)		200	307,432
United Kingdom — 0.5%
Barclays Bank Plc, 7.43% (a)(b)(d)		650	663,000
Total Preferred Securities — 1.0%			1,480,832

Taxable Municipal Bonds
United States — 0.7%
State of California, GO, 5.95%, 4/01/16		850	950,665
Total Taxable Municipal Bonds — 0.7%			950,665

U.S. Treasury Obligations
United States — 5.7%
U.S. Treasury Bonds, 4.75%, 2/15/41		6,777	7,203,740
U.S. Treasury Inflation Indexed Bonds, 2.13%, 2/15/40		895	973,607
			8,177,347
Total U.S. Treasury Obligations — 5.7%			8,177,347

Warrants (h)		Shares
United States — 0.0%
HealthSouth Corp. (Expires 1/16/14)		14,085	—
Venezuela — 0.1%
Venezuela Oil Obligations (Expires 4/15/20)		3,000	81,750
Total Warrants — 0.1%			81,750
Total Long-Term Investments (Cost — $127,866,599) — 94.2%			135,362,086

Short-Term Securities
BlackRock Liquidity Funds, TempFund Institutional Class, 0.09% (i)(j)		1,293,45	1,293,445
Total Short-Term Securities (Cost — $1,293,445) — 0.9%			1,293,445
Total Investments (Cost — $129,160,044*) — 95.1%			136,655,531
Other Assets Less Liabilities — 4.9%			7,046,186
Net Assets — 100.0%			$143,701,717

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$129,360,387
Gross unrealized appreciation	$9,093,152
Gross unrealized depreciation	(1,798,008)
Net unrealized appreciation	$7,295,144

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(f)	Restricted security as to resale, representing 0.1% of net assets was as follows:

Issue	Acquisition Date	Cost	Value
Stanley Martin, Class B Membership Units	12/09/09	$249,213	$187,500

(g)	Amount is less than $1,000.

(h)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(i)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at June 30, 2011	Income
BlackRock Liquidity Funds, TempFund Institutional Class	3,548,401	(2,254,956)	1,293,445	$2,529

(j)	Represents the current yield as of report date.

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Schedule of Investments (continued)

•	Financial futures contracts purchased as of June 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
16	10-Year Australian Future Note	Sydney	September 2011	$1,700,160	$(3,482)
10	10-Year Canadian Future Note	Montreal	September 2011	$1,246,078	(6,447)
20	10-Year US Treasury Note	Chicago Board of Trade	September 2011	$2,474,564	(28,002)
42	Euro-BOBL Future	Eurex	September 2011	$4,893,980	551
18	Euro-BUXL Future	Eurex	September 2011	$1,904,060	(73,116)
40	German Euro Bund Futures	Eurex	September 2011	$5,032,370	(19,098)
Total					$(129,594)

•	Financial futures contracts sold as of June 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
58	3-Month Canadian Future Note	Montreal	December 2011	$14,285,599	$3,234
35	2-Year US Treasury Note	Chicago Board of Trade	September 2011	$7,669,909	(7,122)
95	3-Year Australian Note Future	Sydney	September 2011	$9,803,516	(18,080)
59	5-Year US Treasury Note	Chicago Board of Trade	September 2011	$7,056,762	24,239
5	10-Year Japan Future Note	Tokyo	September 2011	$703,845,700	(16,823)
145	30-Year US Treasury Bond	Chicago Board of Trade	September 2011	$18,013,986	174,455
164	Euro-Schatz Future	Eurex	September 2011	$17,638,967	(77)
10	Long Gilt Note	London Financial Futures	September 2011	$1,958,191	(10,126)
Total					$149,700

•	Foreign currency exchange contracts as of June 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	12,052,500	USD	12,592,452	UBS AG	7/07/11	$331,185
CAD	490,000	USD	513,618	Citibank NA	7/07/11	(5,582)
CAD	1,657,500	USD	1,679,842	Citibank NA	7/07/11	38,668
GBP	4,722,500	USD	7,554,111	Royal Bank Of Scotland	7/07/11	25,084
JPY	659,368,500	USD	8,130,314	Royal Bank Of Scotland	7/07/11	60,169
MXN	27,996,100	USD	2,335,544	UBS AG	7/07/11	55,133
SEK	13,758,500	USD	2,167,934	Citibank NA	7/07/11	7,003
SGD	2,905,000	USD	2,302,312	Deutsche Bank AG London	7/07/11	62,748
USD	12,369,896	AUD	12,077,500	UBS AG	7/07/11	(580,548)
USD	2,240,412	CAD	2,153,500	Citibank NA	7/07/11	7,646
USD	7,776,878	GBP	4,756,500	Citibank NA	7/07/11	143,116
USD	4,628,753	JPY	371,612,500	Citibank NA	7/07/11	12,691
USD	3,422,195	JPY	289,882,500	Royal Bank Of Scotland	7/07/11	(178,641)
USD	2,328,442	MXN	27,996,100	Royal Bank Of Scotland	7/07/11	(62,235)
USD	2,154,928	SEK	13,758,500	Citibank NA	7/07/11	(20,010)
USD	2,343,524	SGD	2,905,000	Deutsche Bank AG London	7/07/11	(21,536)
USD	5,801,924	ZAR	40,346,000	Deutsche Bank AG London	7/07/11	(163,123)
ZAR	8,385,800	USD	1,231,132	Deutsche Bank AG London	7/07/11	8,686
ZAR	31,960,200	USD	4,673,261	UBS AG	7/07/11	51,968
EUR	42,000	USD	62,061	Citibank NA	7/27/11	(1,192)
EUR	36,400	USD	52,680	Citibank NA	7/27/11	73
EUR	105,600	USD	151,591	Deutsche Bank AG London	7/27/11	1,451
EUR	3,787,400	USD	5,429,397	UBS AG	7/27/11	59,539
USD	3,275,178	EUR	2,299,000	Citibank NA	7/27/11	(56,676)
USD	531,310	EUR	364,500	Citibank NA	7/27/11	3,054
USD	990,923	EUR	681,500	Citibank NA	7/27/11	3,251
USD	97,245	EUR	68,500	Royal Bank Of Scotland	7/27/11	(2,030)
USD	3,523,332	EUR	2,463,500	UBS AG	7/27/11	(46,926)
USD	44,044,444	EUR	30,299,000	UBS AG	7/27/11	133,245

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	13

Schedule of Investments (continued)

Foreign currency exchange contracts as of June 30, 2011 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	716,100,000	USD	660,000	Citibank NA	8/12/11	9,160
USD	669,310	DKK	3,432,000	BNP Paribas SA	9/01/11	2,983
USD	866,539	DKK	4,462,000	Deutsche Bank AG London	9/01/11	237
USD	560,972	DKK	2,865,000	Deutsche Bank AG London	9/01/11	4,729
GBP	4,131,406	EUR	4,655,000	UBS AG	9/08/11	(148,838)
GBP	4,131,406	EUR	4,655,000	UBS AG	9/08/11	36,121
SGD	2,905,000	USD	2,343,963	Deutsche Bank AG London	10/07/11	21,481
USD	12,449,630	AUD	12,052,500	UBS AG	10/07/11	(325,587)
USD	1,676,288	CAD	1,657,500	Citibank NA	10/07/11	(38,273)
USD	7,545,927	GBP	4,722,500	Royal Bank Of Scotland	10/07/11	(24,813)
USD	8,135,711	JPY	659,368,500	Royal Bank Of Scotland	10/07/11	(59,250)
USD	2,314,397	MXN	27,996,100	UBS AG	10/07/11	(56,682)
USD	2,156,852	SEK	13,758,500	Citibank NA	10/07/11	(6,461)
USD	4,610,345	ZAR	31,960,200	UBS AG	10/07/11	(51,944)
CNY	68,159,440	USD	10,690,000	Citibank NA	2/13/12	(62,387)
Total						$(833,313)

•	Credit default swaps on single-name issues — buy protection outstanding as of June 30, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
STMicroelectronics NV	0.26%	Citibank NA	9/20/12	EUR	400	$(382)
Banco Espirito Santo SA	5.00%	Credit Suisse Securities International	6/20/16	EUR	800	60,402
Gas Natural Capital	1.00%	Deutsche Bank AG	6/20/16	EUR	830	14,290
Iberdrola SA	1.00%	Morgan Stanley & Co.	6/20/16	EUR	645	3,898
Banco Espirito Santo SA	5.00%	Royal Bank Of Scotland	6/20/16	EUR	1,090	90,670
Enel SpA	1.00%	Citibank NA	9/20/16	EUR	1,155	(7,360)
Royal Bank Of Scotland	1.00%	Credit Suisse Securities International	9/20/16	EUR	450	(4,006)
Xstrata Plc	1.00%	Credit Suisse Securities International	9/20/16	EUR	865	(8,471)
Diageo Plc	1.00%	Deutsche Bank AG	9/20/16	EUR	1,055	(4,488)
Koninklijke Kpn NV	1.00%	Deutsche Bank AG	9/20/16	EUR	1,295	(1,090)
Royal Bank Of Scotland	1.00%	Deutsche Bank AG	9/20/16	EUR	390	(3,472)
Danske Bank A/S	1.00%	Goldman Sachs International	9/20/16	EUR	450	(8,734)
Standard Chartered Bank	1.00%	Goldman Sachs International	9/20/16	EUR	1,180	(8,080)
Eni SpA	1.00%	Royal Bank Of Scotland	9/20/16	EUR	180	(430)
Total						$122,747

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Schedule of Investments (continued)

•	Credit default swaps on single-name issues — sold protection outstanding as of June 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Republic of Portugal	1.00%	Credit Suisse Securities International	6/20/16	BBB–	EUR	1,200	$(92,883)
Telefonica Emisiones Sau	1.00%	Deutsche Bank AG	6/20/16	A–	EUR	830	(22,560)
Telefonica SA	1.00%	Morgan Stanley & Co.	6/20/16	A–	EUR	645	(8,346)
Republic of Portugal	1.00%	Royal Bank Of Scotland	6/20/16	BBB–	EUR	1,525	(116,221)
Glencore International AG	1.00%	Credit Suisse Securities International	9/20/16	BBB	EUR	630	8,614
Lloyds TSB Bank Plc	1.00%	Credit Suisse Securities International	9/20/16	A+	EUR	450	3,410
Alstom SA	1.00%	Deutsche Bank AG	9/20/16	BBB	EUR	790	7,543
Heineken NV	1.00%	Deutsche Bank AG	9/20/16	NR	EUR	1,055	1,517
Lloyds Tsb Bank Plc	1.00%	Deutsche Bank AG	9/20/16	A+	EUR	390	2,725
Vodafone Group Plc	1.00%	Deutsche Bank AG	9/20/16	A–	EUR	1,295	(690)
Danske Bank A/S	1.00%	Goldman Sachs International	9/20/16	A	EUR	450	(7,657)
Credit Suisse Group AG	1.00%	Royal Bank Of Scotland	9/20/16	A	EUR	1,180	7,180
Koninklijke KPN NV	1.00%	Royal Bank Of Scotland	9/20/16	A–	EUR	600	(392)
Royal Dutch Shell Plc	1.00%	Royal Bank Of Scotland	9/20/16	AA	EUR	175	77
Total							$(217,683)

[1]	Using Standard and Poor’s rating.

[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of June 30, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Dow Jones CDX North America High Yield Series 14	5.00%	Credit Suisse Securities International	6/20/15	USD	13,610	$(1,052,159)
Dow Jones CDX North America High Yield Series 14	5.00%	Deutsche Bank AG	6/20/15	USD	2,720	(212,984)
Total						$(1,265,143)

•	Credit default swaps on traded indexes — sold protection outstanding as of June 30, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
ITRAXX.EUR.15.V1	1.00%	Citibank NA	6/20/16	A–	USD	1,500	$(1,563)
ITRAXX.SOV.WE.5.V1	1.00%	Deutsche Bank AG	6/20/16	AA+	USD	1,870	2,235
Total							$672

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of June 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.15%[3]	6-month EURIBOR	Deutsche Bank Securities Inc	5/05/13	EUR	6,400	$144,509
6.67%[4]	6-month BUBOR	Deutsche Bank AG	8/29/21	HUF	735,010	(1,131)
Total						$143,378

[3]	Pays floating interest rate and receives fixed rate.

[4]	Pays fixed interest rate and receives floating rate.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	15

Schedule of Investments (concluded)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant policies please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,706,965	$728,700	$2,435,665
Common Stocks	—	124,305	—	124,305
Corporate Bonds	—	50,144,621	—	50,144,621
Foreign Agency Obligations	—	69,190,595	—	69,190,595
Non-Agency Mortgage-Backed Securities	—	2,588,800	—	2,588,800
Other Interests	—	—	187,506	187,506
Preferred Securities	—	1,480,832	—	1,480,832
Taxable Municipal Bonds	—	950,665	—	950,665
U.S. Treasury Obligations	—	8,177,347	—	8,177,347
Warrants	—	81,750	—	81,750
Short-Term Securities	$1,293,445	—	—	1,293,445
Total	$1,293,445	$134,445,880	$916,206	$136,655,531

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$1,079,421	—	$1,079,421
Interest rate contracts	$202,479	—	—	202,479
Credit contracts	—	347,070	—	347,070
Liabilities:
Foreign currency exchange contracts	—	(1,912,734)	—	(1,912,734)
Interest rate contracts	(182,373)	—	—	(182,373)
Credit contracts	—	(1,563,099)	—	(1,563,099)
Total	$20,106	$(2,049,342)	—	$(2,029,236)

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Statement of Assets and Liabilities

June 30, 2011 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $127,866,599)	$135,362,086
Investments at value — affiliated (cost — $1,293,445)	1,293,445
Unrealized appreciation on foreign currency exchange contracts	1,079,421
Unrealized appreciation on swaps	347,070
Foreign currency at value (cost — $236,012)	237,778
Cash pledged as collateral for financial futures contracts	1,640,000
Cash pledged as collateral for swap contracts	890,000
Investments sold receivable	4,834,217
Interest receivable	1,985,406
Swaps premiums paid	920,659
Capital shares sold receivable	439,165
Swaps receivable	148,844
Margin variation receivable	85,384
Prepaid expenses	13,349
Total assets	149,276,824

Liabilities
Unrealized depreciation on foreign currency exchange contracts	1,912,734
Unrealized depreciation on swaps	1,563,099
Swaps premiums received	792,535
Capital shares redeemed payable	400,220
Investments purchased payable	244,734
Income dividends payable	236,896
Swaps payable	123,364
Investment advisory fees payable	71,857
Service and distribution fees payable	46,575
Other affiliates payable	924
Officer’s and Directors’ fees payable	333
Other accrued expenses payable	102,371
Other liabilities	79,465
Total liabilities	5,575,107
Net Assets	$143,701,717

Net Assets Consist of
Paid-in capital	$155,961,101
Distributions in excess of net investment income	(2,683,685)
Accumulated net realized loss	(15,142,235)
Net unrealized appreciation/depreciation	5,566,536
Net Assets	$143,701,717

Net Asset Value
Institutional — Based on net assets of $30,800,455 and 5,178,502 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.95
Investor A — Based on net assets of $71,391,084 and 12,010,204 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.94
Investor B — Based on net assets of $5,039,236 and 847,975 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.94
Investor C — Based on net assets of $23,643,010 and 3,978,514 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.94
Investor C1 — Based on net assets of $12,827,932 and 2,160,865 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.94

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	17

Statement of Operations

Six Months Ended June 30, 2011 (Unaudited)
Investment Income
Interest	$3,710,463
Foreign taxes withheld	(9,939)
Dividends — affiliated	2,529
Total income	3,703,053

Expenses
Investment advisory	448,116
Service — Investor A	90,556
Service and distribution — Investor B	22,162
Service and distribution — Investor C	122,934
Service and distribution — Investor C1	54,285
Transfer agent — Institutional	29,932
Transfer agent — Investor A	58,371
Transfer agent — Investor B	5,781
Transfer agent — Investor C	22,106
Transfer agent — Investor C1	11,783
Professional	51,867
Printing	49,145
Registration	34,560
Custodian	22,606
Accounting services	22,278
Officer and Directors	8,355
Miscellaneous	23,475
Total expenses	1,078,312
Less fees waived by advisor	(1,209)
Total expenses after fees waived	1,077,103
Net investment income	2,625,950

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,815,792
Financial futures contracts	(2,144,770)
Foreign currency transactions	(2,954,211)
Swaps	(528,792)
(1,811,981)
Net change in unrealized appreciation/depreciation on:
Investments	1,281,427
Financial futures contracts	(113,263)
Foreign currency transactions	(2,036,242)
Swaps	(51,941)
(920,019)
Total realized and unrealized loss	(2,732,000)
Net Decrease in Net Assets Resulting from Operations	$(106,050)

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations
Net investment income	$2,625,950	$5,685,148
Net realized loss	(1,811,981)	(1,729,131)
Net change in unrealized appreciation/depreciation	(920,019)	2,702,503
Net increase (decrease) in net assets resulting from operations	(106,050)	6,658,520

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(515,609)	(1,386,144)
Investor A	(1,053,653)	(2,696,760)
Investor B	(70,075)	(237,359)
Investor C	(263,050)	(829,281)
Investor C1	(158,963)	(513,211)
Tax return of capital:
Institutional	—	(195,659)
Investor A	—	(380,658)
Investor B	—	(33,504)
Investor C	—	(117,056)
Investor C1	—	(72,442)
Decrease in net assets resulting from dividends and distributions to shareholders	(2,061,350)	(6,462,074)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(16,155,254)	(13,093,066)

Redemption Fee
Redemption fee	743	2,459

Net Assets
Total decrease in net assets	(18,321,911)	(12,894,161)
Beginning of period	162,023,628	174,917,789
End of period	$143,701,717	$162,023,628
Distributions in excess on net investment income	$(2,683,685)	$(3,248,285)

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	19

Financial Highlights

	Institutional
	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$6.03	$6.03	$5.92	$6.42	$6.27	$6.08
Net investment income[1]	0.11	0.23	0.22	0.24	0.27	0.28
Net realized and unrealized gain (loss)[2]	(0.12)	0.02	0.37	(0.38)	0.20	0.21
Net increase (decrease) from investment operations	(0.01)	0.25	0.59	(0.14)	0.47	0.49
Dividends and distributions from:
Net investment income	(0.07)	(0.22)	(0.48)	(0.36)	(0.32)	(0.30)
Tax return of capital	—	(0.03)	—	—	—	—
Total dividends and distributions	(0.07)	(0.25)	(0.48)	(0.36)	(0.32)	(0.30)
Net asset value, end of period	$5.95	$6.03	$6.03	$5.92	$6.42	$6.27

Total Investment Return[3]
Based on net asset value	0.22%[4]	4.24%	10.34%	(2.23)%	7.87%	8.39%

Ratios to Average Net Assets
Total expenses	1.07%[5]	1.03%	1.09%	1.03%	1.04%	0.99%
Total expenses after fees waived and paid indirectly	1.07%[5]	1.03%	1.09%	1.03%	1.04%	0.99%
Net investment income	3.89%[5]	3.73%	3.75%	3.72%	4.31%	4.59%

Supplemental Data
Net assets, end of period (000)	$30,800	$36,672	$41,525	$42,108	$44,799	$44,373
Portfolio turnover	56%	130%	201%[6]	201%[7]	134%	114%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2011 (Unaudited)

		Year Ended December 31,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$6.03	$6.03	$5.92	$6.41	$6.26	$6.08
Net investment income[1]	0.11	0.21	0.21	0.22	0.26	0.27
Net realized and unrealized gain (loss)[2]	(0.13)	0.03	0.36	(0.36)	0.20	0.20
Net increase (decrease) from investment operations	(0.02)	0.24	0.57	(0.14)	0.46	0.47
Dividends and distributions from:
Net investment income	(0.07)	(0.21)	(0.46)	(0.35)	(0.31)	(0.29)
Tax return of capital	—	(0.03)	—	—	—	—
Total dividends and distributions	(0.07)	(0.24)	(0.46)	(0.35)	(0.31)	(0.29)
Net asset value, end of period	$5.94	$6.03	$6.03	$5.92	$6.41	$6.26

Total Investment Return[3]

Based on net asset value	(0.06)%[4]	4.00%	10.11%	(2.29)%	7.66%	7.94%

Ratios to Average Net Assets

Total expenses	1.29%[5]	1.26%	1.30%	1.26%	1.25%	1.24%
Total expenses after fees waived and paid indirectly	1.29%[5]	1.26%	1.30%	1.26%	1.25%	1.24%
Net investment income	3.67%[5]	3.47%	3.54%	3.51%	4.10%	4.33%

Supplemental Data

Net assets, end of period (000)	$71,391	$76,388	$75,509	$75,294	$68,840	$67,658
Portfolio turnover	56%	130%	201%[6]	201%[7]	134%	114%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	21

Financial Highlights (continued)

	Investor B
	Six Months Ended June 30, 2011 (Unaudited)

		Year Ended December 31,
		2010	2009	2008	2007	2006
Per Share Operating Performance

Net asset value, beginning of period	$6.03	$6.03	$5.92	$6.41	$6.26	$6.08
Net investment income[1]	0.09	0.18	0.18	0.19	0.22	0.23
Net realized and unrealized gain (loss)[2]	(0.12)	0.03	0.36	(0.36)	0.21	0.21
Net increase (decrease) from investment operations	(0.03)	0.21	0.54	(0.17)	0.43	0.44
Dividends and distributions from:
Net investment income	(0.06)	(0.18)	(0.43)	(0.32)	(0.28)	(0.26)
Tax return of capital	—	(0.03)	—	—	—	—
Total dividends and distributions	(0.06)	(0.21)	(0.43)	(0.32)	(0.28)	(0.26)
Net asset value, end of period	$5.94	$6.03	$6.03	$5.92	$6.41	$6.26

Total Investment Return[3]

Based on net asset value	(0.32)%[4]	3.47%	9.54%	(2.80)%	7.10%	7.38%

Ratios to Average Net Assets
Total expenses	1.83%[5]	1.78%	1.83%	1.78%	1.77%	1.78%
Total expenses after fees waived and paid indirectly	1.83%[5]	1.78%	1.82%	1.78%	1.77%	1.78%
Net investment income	3.13%[5]	2.94%	3.03%	2.97%	3.57%	3.82%

Supplemental Data
Net assets, end of period (000)	$5,039	$6,919	$8,595	$10,012	$13,234	$16,764
Portfolio turnover	56%	130%	201%[6]	201%[7]	134%	114%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

22	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2011 (Unaudited)					Period October 2, 2006[1] to December 31, 2006

		Year Ended December 31,
		2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$6.03	$6.03	$5.92	$6.41	$6.26	$6.15
Net investment income[2]	0.09	0.17	0.16	0.18	0.21	0.03
Net realized and unrealized gain (loss)[3]	(0.13)	0.02	0.37	(0.37)	0.20	0.15
Net increase (decrease) from investment operations	(0.04)	0.19	0.53	(0.19)	0.41	0.18
Dividends and distributions from:
Net investment income	(0.05)	(0.17)	(0.42)	(0.30)	(0.26)	(0.07)
Tax return of capital	—	(0.02)	—	—	—	—
Total dividends and distributions	(0.05)	(0.19)	(0.42)	(0.30)	(0.26)	(0.07)
Net asset value, end of period	$5.94	$6.03	$6.03	$5.92	$6.41	$6.26

Total Investment Return[4]
Based on net asset value	(0.44)%[5]	3.22%	9.30%	(3.00)%	6.87%	2.92%[5]

Ratios to Average Net Assets
Total expenses	2.06%[6]	2.02%	2.05%	2.00%	1.99%	1.88%[6]
Total expenses after fees waived and paid indirectly	2.06%[6]	2.02%	2.05%	2.00%	1.99%	1.88%[6]
Net investment income	2.90%[6]	2.71%	2.75%	2.82%	3.44%	3.02%[6]

Supplemental Data
Net assets, end of period (000)	$23,643	$27,260	$30,449	$20,340	$10,519	$1,398
Portfolio turnover	56%	130%	201%[7]	201%[8]	134%	114%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	23

Financial Highlights (concluded)

	Investor C1
	Six Months Ended June 30, 2011 (Unaudited)

		Year Ended December 31,
		2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$6.02	$6.02	$5.91	$6.41	$6.26	$6.07
Net investment income[1]	0.09	0.18	0.18	0.19	0.22	0.23
Net realized and unrealized gain (loss)[2]	(0.11)	0.03	0.36	(0.38)	0.21	0.21
Net increase (decrease) from investment operations	(0.02)	0.21	0.54	(0.19)	0.43	0.44
Dividends and distributions from:
Net investment income	(0.06)	(0.18)	(0.43)	(0.31)	(0.28)	(0.25)
Tax return of capital	—	(0.03)	—	—	—	—
Total dividends and distributions	(0.06)	(0.21)	(0.43)	(0.31)	(0.28)	(0.25)
Net asset value, end of period	$5.94	$6.02	$6.02	$5.91	$6.41	$6.26

Total Investment Return[3]
Based on net asset value	(0.17)%[4]	3.42%	9.50%	(2.99)%	7.10%	7.51%

Ratios to Average Net Assets
Total expenses	1.86%[5]	1.83%	1.87%	1.80%	1.78%	1.81%
Total expenses after fees waived and paid indirectly	1.86%[5]	1.83%	1.86%	1.80%	1.78%	1.81%
Net investment income	3.10%[5]	2.89%	2.98%	2.94%	3.57%	3.77%

Supplemental Data
Net assets, end of period (000)	$12,828	$14,784	$18,840	$22,020	$30,794	$37,796
Portfolio turnover	56%	131%	201%[6]	201%[7]	134%	114%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

24	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Investor C1 Shares are only available through dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	25

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities.There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

26	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Notes to Financial Statements (continued)

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	27

Notes to Financial Statements (continued)

The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations.The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held.The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000.To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Financial futures contracts are agreements between the Fund and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

28	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Notes to Financial Statements (continued)

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written).When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold.When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty.When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection).The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs.As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	29

Notes to Financial Statements (continued)

•	or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of June 30, 2011
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps	$346,988	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps	$183,504
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	1,079,421	Unrealized depreciation on foreign currency exchange contracts	1,912,734
Credit contracts	Unrealized appreciation on swaps	202,561	Unrealized depreciation on swaps	1,561,968
Total		$1,628,970		$3,658,206

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended June 30, 2011
	Net Realized Gain (Loss) from
	Financial Futures Contracts	Swaps	Options**	Foreign Currency Exchange Contracts
Interest rate contracts	$(2,144,770)	$(32,622)	—	—
Foreign currency exchange contracts	—	—	$(78,750)	$(2,106,807)
Credit contracts	—	(496,170)	—	—
Total	$(2,144,770)	$(528,792)	$(78,750)	$(2,106,807)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options**	Foreign Currency Exchange Contracts
Interest rate contracts	$(113,263)	$(62,753)	—	—
Foreign currency exchange contracts	—	—	$78,706	$(2,101,218)
Credit contracts	—	10,812	—	—
Total	$(113,263)	$(51,941)	$78,706	$(2,101,218)

**	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

30	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Notes to Financial Statements (continued)

For the six months ended June 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	90
Average number of contracts sold	672
Average notional value of contracts purchased	$13,353,725
Average notional value of contracts sold	$134,021,845
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	29
Average number of contracts — US dollars sold	22
Average US dollar amounts purchased	$137,562,302
Average US dollar amounts sold	$60,817,038
Options:
Average number of option contracts purchased	21,875
Average notional value of option contracts purchased	$2,187,500
Credit default swaps:
Average number of contracts — buy protection	14
Average number of contracts — sell protection	12
Average notional value — buy protection	$22,918,670
Average notional value — sell protection	$8,759,131
Interest rate swaps:
Average number of contracts — pays fixed rate	2
Average number of contracts — receives fixed rate	2
Average notional value — pays fixed rate	$6,835,506
Average notional value — receives fixed rate	$5,616,229

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid the Manager a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets from January 1, 2011 to May 31, 2011.

Effective June 1, 2011, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 billion	0.60%
$1 – $3 billion	0.56%
$3 – $5 billion	0.54%
$5 – $10 billion	0.52%
Greater than $10 billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BFM and BIL for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2011, the Fund reimbursed the Manager $854 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund, as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

For the six months ended June 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $4,746.

For the six months ended June 30, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$1,898
Investor C	$3,110

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	31

Notes to Financial Statements (continued)

Furthermore, affiliates received contingent deferred sale charges of $1,485 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$618
Investor A	$1,428
Investor B	$90
Investor C	$456
Investor C1	$114

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities, for the six months ended June 30, 2011, were $51,716,951 and $81,874,040, respectively.

Purchases and sales of US government securities for the six months ended June 30, 2011, were $30,550,304 and $23,205,307, respectively.

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund pays a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the six months ended June 30, 2011.

6. Capital Loss Carryforwards:

As of December 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,
2011	$4,375,952
2014	1,610,868
2016	2,060,971
2017	3,961,762
2018	1,131,250
Total	$13,140,803

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

7. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk).The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

32	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	295,085	$1,767,241	1,567,174	$9,585,516
Shares issued to shareholders in reinvestment of dividends	56,950	341,299	166,792	1,018,866
Total issued	352,035	2,108,540	1,733,966	10,604,382
Shares redeemed	(1,250,511)	(7,504,147)	(2,543,248)	(15,486,524)
Net decrease	(898,476)	$(5,395,607)	(809,282)	$(4,882,142)

Investor A
Shares sold and automatic conversion of shares	986,668	$5,924,294	3,002,671	$18,351,723
Shares issued to shareholders in reinvestment of dividends	125,735	752,860	325,235	1,986,233
Total issued	1,112,403	6,677,154	3,327,906	20,337,956
Shares redeemed	(1,768,242)	(10,616,651)	(3,191,244)	(19,450,274)
Net increase (decrease)	(655,839)	$(3,939,497)	136,662	$887,682

Investor B
Shares sold	14,543	$87,542	91,030	$556,366
Shares issued to shareholders in reinvestment of dividends	7,892	47,261	28,187	172,102
Total issued	22,435	134,803	119,217	728,468
Shares redeemed and automatic conversion of shares	(322,016)	(1,932,476)	(398,035)	(2,434,321)
Net decrease	(299,581)	$(1,797,673)	(278,818)	$(1,705,853)

Investor C
Shares sold	488,974	$2,932,792	1,420,421	$8,683,855
Shares issued to shareholders in reinvestment of dividends	34,444	206,236	118,898	726,044
Total issued	523,418	3,139,028	1,539,319	9,409,899
Shares redeemed	(1,066,141)	(6,400,720)	(2,071,771)	(12,661,211)
Net decrease	(542,723)	$(3,261,692)	(532,452)	$(3,251,312)

Investor C1
Shares sold	18,921	$113,578	106,452	$648,421
Shares issued to shareholders in reinvestment of dividends	17,310	103,561	60,619	369,752
Total issued	36,231	217,139	167,071	1,018,173
Shares redeemed	(329,824)	(1,977,924)	(842,647)	(5,159,614)
Net decrease	(293,593)	$(1,760,785)	(675,576)	$(4,141,441)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	33

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock World Income Fund, Inc. (the “Fund”) met on April 12, 2011 and May 10–11, 2011 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc. and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

34	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10–11, 2011 Board meeting.

At an in-person meeting held on May 10–11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the fourth, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared with its Peers and what actions were being taken to

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

rectify such underperformance. The Board was informed that, among other things, one of the main reasons for the Fund underperformance is that while the Fund does have the ability to invest in “plus” sectors, including high yield and emerging markets, the Fund’s portfolio management team takes a relatively more conservative approach to investing.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that effective June 1, 2011, the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party

36	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	37

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director
Fred G. Weiss, Vice Chair of the Board and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Honorable Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock International Limited
Edinburgh EH3 8JB
United Kingdom

Custodian

State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company
Boston, MA 02116

Distributor

BlackRock Investments, LLC
New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund

100 Bellevue Parkway
Wilmington, DE 19809

38	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	39

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011	41

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds
BlackRock Bond Index Fund
BlackRock Core Bond Fund
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Fund
BlackRock World Income Fund
US Mortgage Portfolio

Municipal Bond Funds
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†
BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

LifePath Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

LifePath Index Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

42	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2011

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10788-06/11

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: September 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: September 2, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock World Income Fund, Inc.

Date: September 2, 2011